UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

XERIANT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54277	27-0151917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Innovation Centre 1 3998 FAU Boulevard, Suite 309 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 491-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12b of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Company has initiated legal proceedings against XTI Aircraft Company (“XTI”) in the Federal District Court for the Southern District of New York (Case no. 1:23-cv-10656-JPO), along with other unnamed defendants, alleging fraudulent acts, breach of contract and misappropriation of intellectual property. In the complaint, the Company contends that XTI, utilizing false promises, induced substantial investments from the Company, in terms of millions of dollars together with valuable intellectual property, for the development of the TriFan 600  vertical takeoff and landing (VTOL) aircraft.

The Company believes that the completed designs of the TriFan 600, a product of the Company’s significant investment, are integral to XTI’s impending merger with Inpixon. Despite the Company’s pivotal role in facilitating this merger, as memorialized in a formal agreement, XTI has publicly disclaimed any obligation to compensate the Company. In response to XTI’s alleged fraudulent conduct, deceptive maneuvers and intentional breaches, the Company is seeking a range of remedies. These include the recovery of losses, expenses, attorneys’ fees, punitive damages and a compensatory damage award exceeding $500 million. Additionally, the Company is pursuing a court order to enjoin any further misappropriation of the jointly owned TriFan 600 designs and to prevent additional breaches of the Company’s rights. The legal action aims to address the alleged misconduct comprehensively and to protect the Company’s interests in the face of XTI’s actions.

The foregoing description of the legal action does not purport to be complete and is subject in its entirety by the full text of the Complaint, a copy of which is filed hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Legal Complaint
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XERIANT, INC.

Date: December 12, 2023	By:	/s/ Keith Duffy
Keith Duffy, Chief Financial Officer

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